UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2020

Utz Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38686	85-2751850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 High Street

Hanover, PA 17331

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (717) 637-6644

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	UTZ	New York Stock Exchange
Warrants to purchase one share of Class A Common Stock	UTZ.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on November 11, 2020, Utz Brands, Inc., a Delaware corporation (the “Company” or “Utz”) caused its subsidiaries Utz Quality Foods, LLC, a Delaware limited liability company (“UQF”) and Heron Holding Corporation, a Delaware corporation (“Heron”) to enter into a stock purchase agreement (the “Stock Purchase Agreement”) by and between UQF, Heron, Truco Holdco Inc. (“Holdco”), and Truco Holdings LLC (“Seller”).

On December 14, 2020, pursuant to the Stock Purchase Agreement, Utz caused its subsidiaries to complete the acquisition (the “Acquisition’) pursuant to which Heron purchased from Seller all of the issued and outstanding shares of common stock of Holdco. In addition, UQF purchased from OTB Acquisition, LLC (“IP Seller”) certain IP assets under an Asset Purchase Agreement, dated November 11, 2020, among UQF, Seller and IP Seller (together with the Acquisition, the “Transactions”). At the closing of the Transactions, UQF and Heron paid the aggregate cash purchase price of $480 million to the Seller and IP Seller, subject to customary post-closing purchase price adjustments.

Item 1.01 Entry into a Material Definitive Agreement

On December 14, 2020, in order to fund the Transactions, UQF, in its capacity as the borrower, and Utz Brands Holdings, LLC, a Delaware limited liability company and direct subsidiary of the Company (“UBH”), in its capacity as the parent of UQF entered into a Bridge Credit Agreement (the “Credit Agreement”) with Bank of America, N.A. (“Administrative Agent”), in its capacity as administrative agent and collateral agent, the lenders party thereto (the “Lenders”) and BofA Securities, Inc. (or any of its designated affiliates, “BofA Securities”, and together with BANA, “Bank of America”), Goldman Sachs Bank USA (“GS”) and Credit Suisse Loan Funding LLC (“CS”, and together with BofA Securities and GS, the “Lead Arrangers”), in their capacities as joint lead arrangers and joint bookrunners pursuant to which the Lead Arrangers structured, arranged and syndicated a $490 million senior secured bridge credit facility (the “Bridge Facility”). The Transactions were consummated substantially concurrently with the initial borrowing under the Bridge Facility, in all material respects in accordance with the terms of the Credit Agreement.

Bridge loans under the Credit Agreement may bear interest at the Base Rate (as defined below) (the “Base Rate Loans”) or Eurocurrency Rate (as defined below) (the “Eucocurrency Rate Loans”). The interest rate per annum applicable to the outstanding principal amount of each Base Rate Loan will be equal to: (i) an percentage per annum equal to the greatest of: (a) the federal funds rate, generally as determined based on overnight federal funds transactions with members of the Federal Reserve System, in effect on such date plus 1/2 of 1.00%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” (c) the rate per annum equal to London Interbank Offered Rate (“LIBOR”), at or about 11:00 a.m., London time determined two Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day plus 1.00% and (d) 0.00% per annum, plus (ii) a percentage per annum equal to, (x) from the closing of the transactions contemplated by the Credit Agreement through January 29, 2021, 3.25%, (y) from January 30, 2021 through February 28, 2021, 4.25% and (z) thereafter, 5.00%. The interest rate per annum applicable to the outstanding principal amount of each Eurocurrency Rate Loan will be equal to (i) an percentage per annum equal to, for any interest period, with respect to any Eurocurrency Rate Loan denominated in Dollars, the rate per annum equal to LIBOR or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, on the relevant quotation date, which occurs two business days prior to the first day of such interest period, for deposits in the relevant currency (for delivery on the first day of such interest period) with a term equivalent to such interest period, plus (ii) a percentage per annum equal to, (x) from the closing of the transactions contemplated by the Credit Agreement through January 29, 2021, 4.25%, (y) from January 30, 2021 through February 28, 2021, 5.25% and (z) thereafter, 6.00%. In the event of a failure by the parties to the Credit Agreement to issue high-yield debt securities upon the demand of the holders of the majority of the commitments under the Credit Agreement on or after January 29, 2021 (subject to the terms of the Fee Letter, as defined in the Credit Agreement), the Base Rate Loan and Eurocurrency Rate Loan will bear interest at a fixed rate per annum equal to 6.25%.

Any Based Rate Loans or Eurocurrency Rate Loans that have not been repaid in full on or prior to December 14, 2021 will automatically be converted into term loans (the “Extended Term Loans”) in an aggregate principal amount equal to the then-outstanding principal amount of such loans. The interest rate applicable to the outstanding principal amount of each Extended Term Loan beginning on December 14, 2021 will be at a fixed rate per annum equal to 6.25%.

The loans set forth in the Credit Agreement are secured on a pari passu basis with the Company’s existing first lien term loan credit facility by substantially all of the assets and liabilities of UBH and its subsidiaries, pursuant to the Bridge Security Agreement (the “Security Agreement”) dated December 14, 2020, among UQF, UBH, each of the subsidiaries of UBH party thereto as guarantors and the Administrative Agent. The Credit Agreement contains customary representations and warranties as well as certain affirmative and negative covenants as to operations and the financial condition of UBH, UQF and certain other subsidiaries of UBH, including, among others, limitations on incurrence of liens and secured indebtedness, and limitations on incurrence of any indebtedness by UBH, UQF and certain other subsidiaries of UBH.

The Credit Agreement also contains customary events of default. Upon the occurrence and during the continuance of an event of default, the Administrative Agent may, among other remedies available to it, declare the outstanding loans and all other obligations under the Credit Agreement immediately due and payable.

Utz and its affiliates maintain various commercial and service relationships with the Agent and certain of the Lenders and Lead Arrangers and their affiliates in the ordinary course of business. In the ordinary course of their respective businesses, the Administrative Agent and certain of the Lenders and the Lead Arrangers and the other parties to the Credit Agreement and their respective affiliates have engaged, and may in the future engage, in commercial banking, investment banking, financial advisory or other services with Utz and its affiliates for which they have in the past or may in the future receive customary compensation and expense reimbursement.

A copy of the Credit Agreement and Security Agreement are attached as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference. The above descriptions of the Credit Agreement and Security Agreement do not purport to be complete and are qualified in its entirety by reference to the full text of the Credit Agreement and Security Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference, and does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, which has been filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated November 11, 2020, and is incorporated herein by reference. In addition, the disclosure set forth under Item 1.01 of this Current Report on Form 8-K above is incorporated into this Item 2.01 by reference, and does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement and Security Agreement, which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K above is incorporated into this Item 2.03 by reference, and does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement and Security, which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 8.01. Other Events

On December 14, 2020, the Company issued a press release announcing the completion of the Transactions and the redemption of all of its outstanding warrants (the “Redeemable Warrants”) to purchase shares of the Company’s Class A Common Stock that were issued under the Warrant Agreement, dated as of October 4, 2018 (the “Warrant Agreement”), by and among the Company and Continental Stock Transfer & Trust Company, as warrant agent, as part of the units sold in Collier Creek Holdings’ initial public offering and pursuant to the Forward Purchase Agreements, dated as of September 7, 2018, among the Company, Collier Creek Partners LLC (the “Sponsor”) and certain of the Company’s current and former independent directors at a redemption price of $0.01 per Public Warrant for those Redeemable Warrants that remain outstanding following 5:00 p.m. New York City time on January 14, 2021. Private Placement Warrants (as such term is defined in the Warrant Agreement) still held by Permitted Transferees (as such term is defined in the Warrant Agreement) of the Sponsor, are not subject to this redemption. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

A copy of the form of Notice of Redemption to be delivered by the Company as of December 15, 2020 is filed as Exhibit 99.2 hereto and is incorporated herein by reference. None of this Current Report on Form 8-K, the press release attached hereto as Exhibit 99.1 nor the form of Notice of Redemption attached hereto as Exhibit 99.2 constitutes an offer to sell or the solicitation of an offer to buy any Company securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made herein and/or incorporated by reference herein are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained herein and/or incorporated by reference herein include, without limitation, statements related to the acquisition of Holdco; the expected impact of the planned acquisition, including without limitation, the expected financial impact on Utz of the acquisition of Holdco, the expected tax benefits of the acquisition and other forward-looking statements related to the acquisition of Holdco. The actual results of Utz as a result of the Transactions may differ from the Company’s expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: whether and when Utz will be able to realize the expected financial results and accretive effect of the acquisition, and how customers, competitors, suppliers and employees will react to the acquisition; the risk that the recently completed Business Combination with Collier Creek Holdings disrupts plans and operations; the ability to recognize the anticipated benefits of such Business Combination, which may be affected by, among other things, competition and the ability of Utz to grow and manage growth profitably and retain its key employees; the outcome of any legal proceedings that may be instituted against Utz following the consummation of such Business Combination; changes in applicable law or regulations; costs related to the Business Combination; the inability of Utz to maintain the listing of Utz’s Class A Common Stock and public warrants on the New York Stock Exchange; the inability of Utz to develop and maintain effective internal controls; the risk that Utz’s gross profit margins may be adversely impacted by a variety of factors, including variations in raw materials pricing, retail customer requirements and mix, sales velocities and required promotional support; changes in consumers’ loyalty to the Company’s brands due to factors beyond Utz’s control; changes in demand for Utz’s products affected by changes in consumer preferences and tastes or if Utz is unable to innovate or market its products effectively; costs associated with building brand loyalty and interest in Utz’s products, which may be affected by Utz’s competitors’ actions that result in Utz’s products not suitably differentiated from the products of competitors; fluctuations in results of operations of Utz from quarter to quarter because of changes in promotional activities; the possibility that Utz may be adversely affected by other economic, business or competitive factors; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements” in Utz’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 5, 2020. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Utz considers immaterial or which are unknown. It is not possible to predict or identify all such risks. Utz cautions that the foregoing list of factors is not exclusive. Utz cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Utz does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

On May 20, 2020, the Commission adopted Release No. 33-10786, Amendments to Financial Disclosures about Acquired and Disposed Businesses (the “New Rules”). The New Rules amend, among other things, the Commission’s “significance” tests under which a registrant determines whether a business disposition or acquisition is “significant,” thereby requiring the filing of related Rule 3-05 financial information and pro forma financial information. The New Rules are effective January 1, 2021, but the New Rules permit voluntary early compliance provided that a registrant applies the New Rules in their entirety from the date of early compliance. Utz intends to rely on the New Rules and adopted the New Rules effective as of, and has applied the New Rules in their entirety, as reasonably applied prior to the effective date of the New Rules,] from and since, December 14, 2020. Utz will analyze the Transactions under the “significance” tests under the New Rules and, accordingly, file the applicable pro forma financial information as is required to be filed pursuant to Item 9.01(b).

(d) Exhibits

Exhibit No.	Description
10.1	Bridge Credit Agreement, entered into as of December 14, 2020, among Utz Quality Foods, LLC, Utz Brands Holdings, LLC, Bank of America, N.A., and each lender from time to time party thereto.
10.2	Bridge Security Agreement, dated as of December 14, 2020, among Utz Quality Foods, LLC, Utz Brands Holdings, LLC, the other guarantors party thereto and Bank of America, N.A.
99.1	Press Release, dated December 14, 2020
99.2	Form of Notice of Redemption
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2020	Utz Brands, Inc.

	By:	/s/ Cary Devore
Cary Devore
Chief Financial Officer